SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.  20549





                                     FORM 8-K
                                  CURRENT REPORT





                        Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                November 13, 1995





                              McDONALD'S CORPORATION
              (Exact name of Registrant as specified in its Charter)



       Delaware                  1-5231               36-2361282
  (State of Incorporation)   (Commission File No.)    (IRS Employer
                                                      Identification No.)



                               One McDonald's Plaza
                            Oak Brook, Illinois 60521
                                  (708) 575-3000
            (Address and Phone Number of Principal Executive Offices)

  Item 5.   Other Events.
  -----------------------

  On November 13, 1995, McDonald's Corporation issued $150,000,000 7.05% Debentures due November 15, 2025.

  (c)  Exhibits

       (1) Underwriting Agreement dated November 8, 1995, by and among McDonald's Corporation, J. P. Morgan Securities Inc., Salomon Brothers Inc, Goldman, Sachs & Co., Merrill Lynch & Co., Morgan Stanley & Co. Incorporated, and PaineWebber Incorporated.

       (4)(a) Supplemental Indenture No. 24, dated as of November 13, 1995, supplemental to an Indenture dated as of March 1, 1987, between McDonald's Corporation and First Fidelity Bank, National Association (formerly Fidelity Bank, National Association), as Trustee.

       (4)(b)  Specimen Debenture.




                                SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                McDONALD'S CORPORATION

                                (Registrant)


                                By:  /s/ Gloria Santona
                                     ---------------------------------------
                                     Gloria Santona
                                     Vice President, Associate General Counsel
                                     and Assistant Secretary

                                  Exhibit Index
                                  --------------


  Exhibit                                                     Sequential
  No.       Description of Exhibit                            Page Number
  -------   ----------------------                            ------------

  (1)       Underwriting Agreement dated November 8, 1995,         4
            by and among McDonald's Corporation, J.P. Morgan
            Securities Inc., Salomon Brothers Inc, Goldman,
            Sachs & Co., Merrill Lynch & Co., Morgan Stanley &
            Co. Incorporated and PaineWebber Incorporated

  (4)(a)    Supplemental Indenture No. 24, dated as of             20
            November 13, 1995, supplemental to an Indenture dated as of March 1, 1987, between McDonald's
            Corporation and First Fidelity Bank, National
            Association (formerly known as Fidelity Bank,
            National Association), as Trustee.

  (4)(b)    Specimen Debenture.                                    29